Exhibit 99.1

MRV Reminds Investors of its Upcoming Annual Meeting of Stockholders

CHATSWORTH, Calif., October 1, 2012 — MRV Communications, Inc. (OTCQB: MRVC) (“MRV” or the “Company”), a leading provider of optical communications network infrastructure equipment and integration and managed services, today announced that it was reminding investors of its upcoming annual meeting of stockholders taking place on October 11, 2012. At the meeting stockholders are also invited to attend a presentation by management and the Board of Directors of the Company on the affairs of the Company, and a discussion period will be provided for questions and comments of general interest to stockholders.

The Annual Meeting of Stockholders of the Company will be held at the offices of Fulbright & Jaworski L.L.P., located at 666 Fifth Avenue, New York, New York 10103, on Thursday, October 11, 2012, at 9:00 a.m., EDT, to:

1. Elect three directors to serve for the ensuing year and until their successors are elected and qualified;

2. Approve the sale of Interdata and the related stock purchase agreement;

3. Approve the sale of Alcadon-MRV AB and the related stock purchase agreement;

4. Consider and vote upon proposed amendments to the Company’s amended and restated certificate of incorporation, to authorize the Board of Directors to effect a reverse stock split, if, and when determined by the Board of Directors, which reverse stock split would also reduce the authorized shares of the Company’s Common Stock in the same ratio;

5. Approve an amendment to the Company’s 2007 Omnibus Incentive Plan to eliminate the sublimit of the number of shares of restricted shares and performance and other stock-based awards that have otherwise previously been authorized for issuance under the plan and to incorporate additional shareholder-friendly revisions to the plan and re-approve the material terms of the plan relating to performance-based awards in order to enable the Company to satisfy applicable tax law requirements;

6. Conduct an advisory vote on the compensation of the named executive officers;

7. Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012; and

8. Act upon such other matters as may properly come before the Annual Meeting.

In connection with the items outlined above, the vote required for the proposals is as follows:

Proposal 1:  Election of Directors. Pursuant to the majority voting provisions of the Company’s bylaws, a nominee for director in an uncontested election will be elected if he or she receives a majority of “FOR” votes. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated.

Proposal 2:  Approval of the Sale of Interdata and the Related Stock Purchase Agreement. For approval of the sale of Interdata and the related stock purchase agreement, an affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the record date at the close of business on August 14, 2012 (the “Record Date”) will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to proposal 2 will have the effect of a negative vote.

Proposal 3:  Approval of the Sale of Alcadon and the Related Stock Purchase Agreement. For approval of the sale of Alcadon and the related stock purchase agreement, an affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to proposal 3 will have the effect of a negative vote.

Proposal 4:  Adoption of Amendments to the Company’s Amended and Restated Certificate of Incorporation to Effect a Reverse Stock Split. For approval of the adoption of amendments to the Company’s amended and restated certificate of incorporation, as amended, to authorize the Board of Directors to effect a reverse stock split, if, and when determined by the Board of Directors, which reverse stock split will also reduce the authorized number of shares of Common Stock in the same ratio, an affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to proposal 4 will have the effect of a negative vote.

Proposal 5:  Amendment to the Company’s 2007 Omnibus Incentive Plan. For approval of an amendment to the Plan to eliminate the sublimit of the number of shares of Common Stock that may be used for restricted shares and performance and other stock-based awards under the Plan and to incorporate additional shareholder-friendly revisions to the Plan, and for re-approval of the material terms of the Plan relating to performance-based awards in order to enable us to satisfy certain tax law requirements an affirmative vote of the holders of a majority in voting power of the shares of Common Stock represented in person or represented by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to proposal 5 will have the effect of a negative vote.

Proposal 6: Advisory vote on executive compensation. For approval of the advisory vote on the compensation of the Company’s named executive officers, an affirmative vote of the holders of a majority in voting power of the shares of Common Stock represented in person or represented by proxy and entitled to vote on the item will be required for approval. Because this vote is advisory, it is not binding on the Board of Directors or MRV. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. A properly executed proxy marked “ABSTAIN” with respect to proposal 6 will have the effect of a negative vote.

Proposal 7: Ratification of Independent Registered Public Accounting Firm.  For the proposal to ratify the appointment of our independent registered public accounting firm for the year ending December 31, 2012, the affirmative vote of the holders of a majority in voting power of the shares of Common Stock represented in person or represented by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to proposal 7 will have the effect of a negative vote.

Additional Information

In connection with the proposals identified above, the Company has filed a proxy statement and other materials with the Securities and Exchange Commission (“SEC”). THE COMPANY URGES INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSALS.

Investors may obtain free copies of the proxy statement as well as other filed documents containing information about the Company at http://www.sec.gov, the SEC’s free Internet site. The information contained in this release supersedes the information contained in the proxy statement.

The Company and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposals outlined above. Information regarding the executive officers and directors of the Company are included in the proxy statement with respect to the Company’s upcoming Annual Meeting. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by security holdings or otherwise, are set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

About MRV Communications, Inc.

MRV Communications, Inc. is a leading global provider of carrier Ethernet, wavelength division multiplexing optical transport, infrastructure management equipment and solutions, as well as network integration and managed services. MRV’s solutions enable the delivery and provisioning of next-generation optical transport and carrier Ethernet services over any fiber infrastructure. MRV provides equipment and services worldwide to telecommunications service providers, enterprises, and governments, enabling network evolution and increasing efficiency, while reducing complexity and costs. Through its subsidiaries, MRV operates development centers in North America and Europe, along with support centers and sales offices around the world. For more information about MRV, visit http://www.mrv.com.

Contact:

Investor Relations:
MRV Communications, Inc.
(818) 886-MRVC (6782)
ir@mrv.com

or

Media Relations:
MRV Communications, Inc.
pr@mrv.com